Exhibit 99.2

Form No. 5

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF MARYLAND

OFFICE OF UNITED STATES TRUSTEE

In re: Startec Global Operating Company
	)	CHAPTER 11
	)	Case No.01-25009 DK
)
Debtor(s))

MONTHLY OPERATING REPORT

For the Month Ending December 31, 2002

FINANCIAL BACKGROUND INFORMATION

1.	ACCOUNTING BASIS:	Cash Accrual X

2.	PREPARER: State the name, address, telephone number and position of the person(s) who actually compiled the information contained in this report.
	Prabhav Maniyar, 1151 Seven Locks Road, Potomac, MD 20854
	(301) 610-4300

3.	EMPLOYEE INFORMATION:
	Number of employees paid this period:	161
	Current number of employees:	144
	Gross monthly payroll:*
	Officers, directors, and principals	173,047
	Other employees	678,028
	All post-petition payroll obligations including payroll taxes are current (Circle One)	YES ☒	NO ☐
	Exceptions:

* Represents gross payroll processed and paid during the month ending December 31, 2002. Actual expense incurred during period shown on Form 6.

4.	Have there been any CHANGES IN THE NATURE OF YOUR BUSINESS or STATUS OF OPERATIONS since the last reporting period? Yes / No If yes, explain:
No.

UNAUDITED

PRELIMINARY, TENTATIVE AND SUBJECT TO MATERIAL CHANGE

1

5.	Are all BUSINESS LICENSES or BONDS current?	YES

6.	PRE-PETITION ACCOUNTS RECEIVABLE:
	A. Beginning Balance (previous month’s ending balance)	$13,798,121
	B. Collected this Period	$(292,910)
	C. Adjustments/bad debt write off	$(7,858,344)
	D. Ending Balance (1)	$5,646,867

7.	POST-PETITION ACCOUNTS RECEIVABLE:
	A. Beginning Balance (previous month’s ending balance)	$17,938,906
	B. Incurred this Period	$4,549,115
	C. Collected this Period	$(3,627,497)
	D. Intercompany billing	$219,570
	E. Offsets / Credits /bad debt write off	$(240,421)
	F. Unbilled revenue adjustment	$372,051
	F. Ending Balance(1)	$19,211,724

Ending Balance Aging (2):
0-30 Days:	$5,758,001
31-60 Days:	$4,190,209
Over 60 Days:	9,263,514

If there are any post-petition Accounts Receivable over 60 days, provide Schedule AR giving a listing of such accounts and explaining the delinquencies. See Aging attached to Form 6.

(1) Does not include approximately $150 million in intercompany accounts receivable.  Since the Petition date, the Company has collected approximately $13.0 million related to prepetition intercompany accounts receivable.

(2) See aging attached to Form 6

8.	POST-PETITION ACCOUNTS PAYABLE:
	A. Beginning Balance (previous month’s ending balance)	$12,018,676
	B. Incurred this Period	$4,692,640
	C. Pay this Period	$(4,334,447)
	D. Settlements	$(743,665)
	E. Ending Balance	$11,633,204

Ending Balance Aging:
0-30 Days:	$5,801,904
31-60 Days:	$802,849
Over 60 Days:	5,028,451

If there are any post-petition Accounts Payable over 30 days, provide Schedule AP giving a listing of such accounts and explaining the delinquencies. - See aging attached to Form 6.

9.	TAXES: Are all taxes being paid to the proper taxing authorities when due? NO (1)

On the attached IRS Form 6123 report all tax deposits made with any financial institution for federal employment taxes during the reporting period.  Be sure the form is complete and signed by an authorized employee of the receiving institution or taxing authority.  Also attach copies of the monthly sales tax statement, payroll tax statement, unemployment tax statement AND real estate tax statement with evidence of payment of these taxes.

(1) The debtor is currently negotiating with tax authorities on settlement of certain pre-petition taxes that it was authorized to pay. The debtor has paid all known post-petition taxes that became due and payable during the month ending December 31, 2002.

2

10.	BANK ACCOUNTS: Have you changed banks or any other financial institution during this period? NO

11.	Are all BOOKS AND RECORDS of the debtor(s) being maintained monthly and are all current? YES

12.	INSURANCE:	Policy expiration dates:
	Auto and truck	10/1/2003 *
	Fire	10/1/2003 *
	D&O Insurance	10/28/2003 *
	Liability	10/1/2003 *
	Workers Comp.	10/1/2003 *

* - The insurance policies are held by Startec Global Communication Corporation, Case No. 01-25013 DK

13.	ACTIONS OF DEBTOR: During the last month, did the Debtor:
	(a)	Fail to defend or opposed any action seeking to dispossess the debtor from control or custody of any asset of the estate? NO

If yes, explain:
OR consent to relief from the automatic stay ( S362)? Yes, “To the extent provided in the Stipulated Order with Cannon (docket no. 467).”

	(b)	Maintain such stock, inventory, raw materials, insurance, employees and other resources as are necessary to preserve and maintain the going concern value of the assets of the debtor? YES
If no, explain:

14.

TRANSFER OR SALE OF PROPERTY:  Did the Debtor or any person with control over any of Debtor’s assets transfer, convey or abandon any of Debtor’s assets to another party during the period of this report other than as set forth herein (including sales by creditors)?  NO

If yes, explain:

If yes, a copy of court order authorizing the referenced action must be attached.

Please discuss any pending motions to sell estate assets:

	Type of Motion	Brief Description of Asset	Projected Income
$
$

You may attach a copy of the notice of sale in lieu of completing the description. Indicate if notice(s) attached. NO

15.	PAYMENTS TO SECURED CREDITORS during Reporting Period:

Creditor	Frequency of Payments per Contract	Amount of Each Payment		Next Payment Due	Post-Petition Payments not Made: Numbers and Amounts
Allied Capital Corporation	Monthly		(1)	9/1/2002	$246,088
Allied Capital Corporation	Monthly		(1)	10/1/2002	$238,150
Allied Capital Corporation	Monthly			11/1/2002	$246,088
Allied Capital Corporation	Monthly			12/1/2002	$238,150
Allied Capital Corporation	Monthly			1/1/2003	$246,088

(1) - paid in January and February 2003.

3

16.	PAYMENTS TO PROFESSIONAL (Attorneys, Accountants, Real Estate Agents, Auctioneers, Appraisers, etc.) during Reporting Period:

Professional	Service	Payment Made
Wilmer Cutler and Pickering	Legal counsel to Ch 11 proceedings	$250,000
Dickstein Shapiro Morin & Oshinsky LLP	DIP Financing Agreement legal services (1)	$10,000

Note: If payments were made to any professional during the reporting period, a copy of the order authorizing payment must be attached.

(1) Payment of legal expenses incurred by Allied Capital Corporation, made pursuant to the order authorizing DIP financing (Docket No 174).

17.	QUARTERLY U.S. TRUSTEE FEES paid during Reporting Period:

Monthly Disbursements:
Month 1 (current quarter)	$6,561,907.73
Month 2 (current quarter)	$6,987,724.63
Month 3 (current quarter)	$5,176,916.03
Total	$18,726,548.39

Quarterly fee of $10,000, due and payable after December 31, 2002 was paid in January 2003.

18.	VERIFICATION
I declare under penalty of perjury that the information contained in this Monthly Operating Report (including schedules) is true and correct to the best of my knowledge, information and belief.

Dated:	January 19, 2003	DEBTOR IN POSSESSION
		By:	Ram Mukunda
		Name/Title:	Chief Executive Officer, President and Director
		Address:	1151 Seven Locks Road
Potomac, MD 20854
		Telephone:	(301) 610-4300

REMINDER: Attach copies of debtor in possession bank statements.

4

Form No. 6

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF MARYLAND

OFFICE OF UNITED STATES TRUSTEE

In re: Startec Global Operating Company	)	CHAPTER 11
	)	Case No. 01-25009 DK
)
)

MONTHLY OPERATING REPORT

INCOME STATEMENT

(Business Debtor, Accrual Basis)

For the Month Ended December 31, 2002

(All figures refer to post-petition transactions)

	This Month	Year to Date
A. TOTAL SALES/INCOME	$4,193,527.00	55,895,116.00
COST OF SALES:
Intercompany revenues	$(1,033,531.00)	(18,239,278.00)
Purchased Services	$3,958,870.00	56,678,413.00
B. SUBTOTAL Cost of Sales	$2,925,339.00	$38,439,135.00
C. GROSS PROFIT (A - B)	$1,268,188.00	$17,455,981.00
OPERATING EXPENSES:
Salaries and Payroll Taxes	$1,362,185.26	$13,617,623.26
Office expense	$240,320.00	$815,930.00
Education /Training	—	$4,819.00
Professional Fees	$101,465.00	$1,081,913.00
Rent and Facilities Expense	$489,422.95	$2,081,553.95
Sales and Marketing	$112,863.00	$2,878,901.00
Travel	$111,234.90	$375,611.90
Other Operating Expenses incl. Year end adjustments	$1,552,407.92	$1,750,059.92
Billing Fees	$106,750.00	$1,171,783.00
Taxes/fees other than income taxes	$10,866.25	$304,770.25
Allocated to Affiliates	$(688,807.00)	$(7,638,823.00)
D. SUBTOTAL Operating Expenses	$3,398,708.28	$16,444,142.28
E. PROFIT/LOSS FROM OPERATION (C-D)	$(2,130,520.28)	$1,011,838.72
Other Income (Expenses)
Interest Expense	$(605,467.00)	$(4,447,235.00)
Interest Income	10,867.00	$170,878.00
Write off of PSN Intercompany AR for FY 2002 (1)	—	(1,572,236.00)
Gain on Pre Petition Settlements	257,838.00	257,838.00
Gain / Loss on Foreign Currency Exchange	(6,901.00)	(6,901.00)
Depreciation and amortization	$(1,288,412.00)	$(10,213,760.00)
Equity earnings in subs	$—	$2,051.00
F. SUBTOTAL Other Income (Expenses)	$(1,632,075.00)	$(15,809,365.00)
G. Income Tax Expense	$—	$—
H. NET INCOME (LOSS) (E+F)	$(3,762,595.28)	$(14,797,526.28)

UNAUDITED

PRELIMINARY, TENTATIVE AND SUBJECT TO MATERIAL CHANGE

(1) In June 2002, the Board of Directors of PSN (a wholly-owned subsidiary of the debtor’s parent company, Startec Global Communications Corporation) made a decision to liquidate.  Accordingly, the debtor has provided a reserve for the intercompany receivables from PSN.  The result was a prior period adjustment of approximately $2.2 million for the balance as of 12/31/01 and a charge in June 2002 of approximately $1.6 million for intercompany transactions which occured during 2002.  Subsequent to this adjustment, no further intercompany amounts have been accrued.

NOTE:       Accrual basis reporters must attach Forms Nos. 8 and 9 (the Cash Reconciliation Reports) or a standard Statement of Sources and Uses of Cash to this Report.

Case Number 01-25009     Debtor: Startec Global Operating Company

SCHEDULE AR (Accounts Receivable)

As of December 31, 2002

(List Post-Petition Receivables Only)(1)

Debtor (Due From)	Total Due	Date Incurred	Past Due 31-60 Days	Past Due Over 60 Days
Retail	9,129,523	Daily	1,635,005	3,317,136
Commercial	10,082,201	Daily	2,555,204	5,946,378

Total	19,211,724		4,190,209	9,263,514

NOTE:       Accrual basis reporters must attach Forms Nos. 8 and 9 (the Cash Reconciliation Reports) or a standard Statement of Sources and Uses of Cash to this Report.

(1)     Due to voluminous nature of aging reports, accounts receivable aging information is presented in summary form.  Detailed agings are available upon request.

Case Number 01-25009     Debtor: Startec Global Operating Company

SCHEDULE AP (Accounts Payable)

As of December 31, 2002

(List Post-Petition Payables Only) (2)

Due To	Total Due	Date Incurred	Past Due 31-60 Days	Past Due Over 60 Days
Trade vendors (3)	$11,633,204	Daily	802,849	5,028,451

NOTE:       Accrual basis reporters must attach Forms Nos. 8 and 9 (the Cash Reconciliation Reports) or a standard Statement of Sources and Uses of Cash to this Report.

(2)     Due to voluminous nature of aging reports, accounts payable aging information is presented in summary form.  Detailed agings are available upon request.

(3)     Trade vendor balances are stated gross of prepayments and offsets included in current assets on the balance sheet.

Form No. 8

UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF MARYLAND
OFFICE OF UNITED STATES TRUSTEE

In re: Startec Global Operating Company	)	CHAPTER 11
	)	Case No.	01-25009 DK
)
Debtors (s))

CASH RECONCILIATION REPORT
Operating Account
(Business Debtor, Accrual Basis)

For the Month Ending December 31, 2002
(All figures refer to post-petition transactions)

	Operating Account	Totals
A. Beginning Cash Balance from Balance Sheet		$602,548
B. Net Income for month		$(3,762,595)
Expenses not requiring cash:
Depreciation	$1,288,412
Foreign Exchange	$6,774
C. SUBTOTAL Expenses Not Requiring Cash		$1,295,186
D. Total Cash from Operations (A+B+C)		$(1,864,861)
Other Sources/Uses of Cash:
Decrease (Incr) - Accounts Receivable	(281,341)
Decrease (Incr) - Receivables from employees and affiliates	(3,152,414)
Decrease (Incr) - Other receivables	195,542
Decrease (Incr) Prepayments/Deposits	317,126
Decrease (Incr) - Equipment	2,832,858
Increase (Decr) - Accounts Payable	461,801
Increase (Decr) - Accrued Expenses	1,003,836
Increase (Decr) - DIP financing	—
Increase (Decr) - Accrued Interest DIP financing	394,693
E. Subtotal Other Sources/Uses of Cash		$1,772,101
F. Ending Cash Balance (D+E)		$(92,760)

Ending Balance per Bank Statement:
SunTrust		6,410
SunTrust		672,743
Merrill Lynch -		47,844
Huntington Lockbox account		109,106
Chevy Chase operating		50,000
Chevy Chase payroll		—
Chevy Chase Employee Insurance account		—
Chevy Chase restricted investment		119
Cash on Hand		10,500
State Bank of India		180,000
Total Ending Balance per Bank Statement	$1,076,721
Less Outstanding Checks:
SunTrust		1,174,017
First Union		87,154
Huntington Lockbox account		579
Chevy Chase payroll		13,555
Chevy Chase Employee Insurance account		4,677
First Union		11,663
Total Outstanding Checks	$1,291,644
Add: Deposits in Transit:
Merrill Lynch
SunTrust		122,163
Total Deposits in Transit	$122,163
G. RECONCILIED BANK BALANCE		$(92,760)

Ending Cash Balance (F) and Reconcilied Bank Balance (G) Should be Equal.

Attach Bank Statements.

UNAUDITED

PRELIMINARY, TENTATIVE AND SUBJECT TO MATERIAL CHANGE

Form No. 9

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF MARYLAND

OFFICE OF UNITED STATES TRUSTEE

In re: Startec Global Operating Company	)	CHAPTER 11
	)	Case No.	01-25009 DK
)
Debtors (s))

CASH RECONCILIATION REPORT

Payroll and Tax Accounts

(Business Debtor, Accrual Basis)

For the Month Ending December 31, 2002

(All figures refer to post-petition transactions)

	Payroll Account		Tax Account
A. Beginning Cash Balance from Balance Sheet		$—	$
B. Cash Receipts	$		$
C. Transfers from Operating Accounts		$44,682	$
D. Other:	$		$
E. Other:	$		$
F. TOTAL CASH RECEIPTS (A+B+C+D+E)		$44,682		$—
G. Cash Available
Cash Disbursements:
Net Payroll Paid		$(44,682)	$
Bank Service Charges	$		$
Other: Payroll check wired from incorrect acct	$		$
H. SUBTOTAL Disbursements		$(44,682)	$
I. Ending Cash Balance (F+G-H)		$—		$—
Ending Balance per Bank Statement		$—	$
Less Outstanding Checks		$(13,555)
Add Deposits in Transit		$—
J. RECONCILIED BANK BALANCE		$(13,555)		$—

Ending Cash Balance (I) and Reconcilied Bank Balance (J) Should be Equal.

Attach Bank Statements.

UNAUDITED

PRELIMINARY, TENTATIVE AND SUBJECT TO MATERIAL CHANGE

Form No. 10

UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF MARYLAND
OFFICE OF UNITED STATES TRUSTEE

In re: Startec Global Operating Company	)	CHAPTER 11
	)	Case No. 01-25009 DK
)
)

BALANCE SHEET

As of December 31, 2002

	Asset	Total
Current Assets:
Cash	$(92,760)
Pre-Petition Acct. Receivables	$5,646,867
Post-Petition Acct. Receivables	$19,211,724
Allowance for Doubtful Accounts	$(9,961,676)
Receivables from Officers, Employees, Affiliates (6)	$157,092,884
Other Current Assets:
Deposits	$1,436,510
Prepaids	$3,137,232
Other Accounts Receivable	$938,038

A. SUBTOTAL Current Assets		$177,408,819
Fixed Assets:
Equipment, Furniture & Fixtures	$53,432,649
Less: Accumulated Depreciation	$(11,692,009)
B. SUBTOTAL Fixed Assets		$41,740,640
Other Assets: (Identify)
Licenses and other intangibles	$25,604
Restricted securities	$—

C. SUBTOTAL Other Assets		$25,604
D. TOTAL ASSETS (A+B+C) (1)		$219,175,063

	Liability	Total
Post-Petition Liabilities:
Accounts Payable	$11,633,204
Accrued expenses	$5,241,412
DIP Financing	$26,944,504
E. SUBTOTAL Post-Petition Liabilities		$43,819,120
Pre-Petition Liabilities:
Priority Claims (3)
Secured Debts (2), (4)	$13,722,015
Unsecured Liabilities	$44,375,211
F. SUBTOTAL Pre-Petition Liabilities		$58,097,226
Stockholders’ Equity (Deficit):
Common Stock	$—
Unearned Compensation	$4,225
Accumulated Other Comprehensive Loss	$(115,477)
Additional Paid-in Capital	$239,080,856
Retained Earnings (deficit):
Pre-Petition	$(100,084,779)
Post-Petition	$(21,626,107)
G. SUBTOTAL Stockholders’ Equity (5)		$117,258,718
H. TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY (E+F+G)		$219,175,063

(1)  Represents the carrying value of assets. Does not include any adjustments to reflect current market value or any adjustments associated with our audit for the year ending December 31, 2001 and year ending December 31, 2002, which has not yet been completed. The debtor may make further adjustments pertaining to year ending December 31, 2001 and year ending December 31, 2002, that may result in additional charges not reflected above.

UNAUDITED

PRELIMINARY, TENTATIVE AND SUBJECT TO MATERIAL CHANGE

(2)  The debtor has pledged as collateral all of its assets to secure a debt owed by the debtor’s parent company to NTFC Capital Corporation.  The balance of this obligation (including unpaid interest) was approximately $42.9 million as of December 31, 2002.

(3)  In the debtor’s Schedule of Assets and Liabilities, the debtor acknowledged the existence of priority claims, however the amount is unknown as of December 31, 2002.

(4)  Startec Global Operating Company and Startec Global Licensing Company are jointly indebted to Allied for $20.0 million in principal amount (the “Allied Facility”).  A portion of the Allied Facility equal to $10 million is jointly secured by the accounts receivable of Startec Operating and Startec Licensing (subordinate to NTFC’s lien thereon), and the remaining $10 million is unsecured.  For bookkeeping purposes, the debt is divided evenly between the co-debtors.

(5)  Includes prior period adjustments that were the result of the Company’s ordinary year-end close procedures.   The Company will restate its Monthly Operating Report for the post petition period ending December 31, 2002 after the audit for the year ending December 31, 2001 and year ending December 31, 2002 has been completed.

(6)  In November 2002, the debtor was advanced an additional $1.9 million under the DIP financing to purchase a loan made to its affiliate, Vancouver Telephone Company from Coast Business Credit.

Form No. 12

UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF MARYLAND
OFFICE OF UNITED STATES TRUSTEE

In re: Startec Global Operating Company	)	CHAPTER 11
	)	Case No.01-25009 DK
)
)

Cash Disbursements Summary Report

For the Month Ending December 31, 2002

Total Disbursements from Operating Account (Note 1)	$5,132,202.00
Total Disbursements from Self Funded Medical Insurance Account	$32.07
Total Disbursements from Payroll Account (Note 2)	$44,681.96
Total Disbursements from Tax Escrow Account (Note 3)
Total Disbursements from other Account (Note 4)	$—
Grand Total Disbursements from all Accounts	$5,176,916.03

NOTE 1 - Include in this amount all checks written, wire transfers made from, or any other withdrawal from the general operating account.  Exclude only transfers to the debtor in possession payroll account, the debtor in possession tax escrow account or other debtor in possession account where the disbursement will be listed on this report.

NOTE 2 - Include in this amount all checks written, wire transfers made from, or any other withdrawal from the payroll account.  Exclude only transfers to the debtor in possession operating account, the debtor in possession tax escrow account or other debtor in possession account where the disbursement will be listed on this report.

NOTE 3 - Include in this amount all checks written, wire transfers made from, or any other withdrawal from the tax escrow account.  Exclude only transfers to the debtor in possession operating account, the debtor in possession payroll account or other debtor in possession account where the disbursement will be listed on this report.

NOTE 4 - Include in this amount any other disbursements made by the debtor including (but not limited to) cash paid from a petty cash fund or cash register, amounts paid from any other debtor in possession account, and amounts paid from the accounts of others on the debtor’s behalf (for example, disbursements made from a law firm’s escrow account as a result of a sale of property.)

UNAUDITED

PRELIMINARY, TENTATIVE AND SUBJECT TO MATERIAL CHANGE